Exhibit 10.77
                                             as of October 15, 2002

Workflow Management, Inc.
240 Royal Palm Way
Palm Beach, Florida  33480

Attention: Michael L. Schmickle, Chief Financial Officer

     Re:  Limited Waiver and Amendment

Ladies and Gentlemen:

     Reference is hereby made to the Amended and Restated Credit Agreement, dated as of March 10, 2000 (as heretofore amended and in effect on the date hereof, the "Credit Agreement"), by and among WORKFLOW MANAGEMENT, INC., a Delaware corporation, and DATA BUSINESS FORMS LIMITED, a corporation organized and existing under the laws of Ontario (the "Borrowers"), the lending institutions from time to time party thereto (the "Lenders"), FLEET NATIONAL BANK, as administrative agent for itself and the other Lenders (the "Agent"), BANK ONE, N.A., as syndication agent, and BANK OF AMERICA, COMERICA BANK and UNION BANK OF CALIFORNIA, N.A., as co-agents for the Lenders. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

     Reference is further made to a certain Limited Waiver and Amendment dated as of July 16, 2002, as amended by a certain Amendment No. 1 to Limited Waiver and Amendment dated as of August 15, 2002 (collectively, the "July 16 Limited Waiver"), by and among the Borrowers, the Agent, and the Lenders. The agreement of the Agent and the Lenders to waive the Specified Defaults (as defined in the July 16 Limited Waiver) expires on October 15, 2002. The Borrowers have requested that the Lenders continue to waive each of the Specified Defaults and also any Events of Defaults under Section 8.09(b) (Senior Leverage Ratio) of the Credit Agreement through January 15, 2003 (the "Senior Leverage Defaults") and amend certain provisions of the Credit Agreement, and the Agent and the Lenders have agreed to do so, but only upon the terms and conditions set forth herein.

     1. Waivers. Subject to the satisfaction of the conditions set forth below, for the period commencing on October 15, 2002 (the "Closing Date") and ending on the Waiver Termination Date (as defined below) only (the "Limited Waiver Period"), the Agent and the Required Lenders hereby agree to waive each of the Specified Defaults and the Senior Leverage Defaults.

     2. Amendments. Subject to the satisfaction of the conditions set forth below, from and after the date of this letter agreement, the Credit Agreement is hereby amended as follows:

          (a) The following paragraphs are inserted into the Credit Agreement as
     Section 3.03(i) and 3.03(j):

               "(i) On the Business Day following the date of receipt by Workflow and/or any of its Subsidiaries of any payment of principal and/or interest received in respect of the Insider Notes, the Dollar Term Loans shall be prepaid on such date by an amount equal to 100% of such payments. Such prepayment shall be applied to the scheduled installments of principal due on the Dollar Term Loans in the inverse order of maturity.

               (j) On the Business Day following the date of receipt by Workflow and/or any of its Subsidiaries of the proceeds of any state or federal tax refund or any other extraordinary proceeds outside the ordinary course of business, the Dollar Term Loans shall be prepaid on such date by an amount equal to 100% of such proceeds. Such prepayment shall be applied to the scheduled installments of principal due on the Dollar Term Loans in the inverse order of maturity.

          (b) The following paragraphs are inserted into the Credit Agreement as
     Section 7.01(j) and (k):

               "(j) No later than Thursday of each calendar week, a rolling 13-week cash flow forecast with a comparison of actual to projected cash flows for the previous week and an explanation of any material variances between actual and projected items and otherwise in form and substance reasonably satisfactory to the Agent and the Lenders.

               (k) As soon as practicable, but not later than November 30, 2002, Workflow shall deliver to the Agent and the Lenders its annual business plan reflecting the decision of the Board of Directors of Workflow after giving due consideration to the results of the findings of Borrowers' Advisors (i.e. cost reductions and enhanced EBITDA), which shall be comprised of integrated financial statements (balance sheet, income statement, statement of cash flows), covenant calculations, two year projections and an action plan as to treatment of the remaining earn out payments, a detailed discussion of the differences between the business plan and the findings and recommendations of the Borrowers' Advisors and the reasons therefor, and otherwise in form and substance reasonably satisfactory to the Agent and the Lenders.

          (c) The following sections are hereby inserted into the Credit Agreement at the end of Section 7:

               7.20 Special Committee. Through January 15, 2003, Workflow shall maintain a Special Committee of its Board of Directors which shall supervise the Borrowers' Advisors in developing recommendations to Workflow's Board of Directors regarding various restructuring and other strategies and financial alternatives. Through January 15, 2003, representatives of the Special Committee shall update the Agent and the Lenders and/or their consultants telephonically on a bi-weekly basis with respect to the status of the diligence process being performed by the Borrowers' Advisors, the restructuring and other strategies and financial alternatives being considered, and such other matters as the Agent and the Lenders and/or their consultants may reasonably request.

               7.21 Advisors Report. On or before November 15, 2002, the Borrowers' Advisors shall have each completed their diligence and issued a final recommendation to the Special Committee and the Special Committee shall have informed the Agent and the Lenders of such recommendation.

          (d) The table set forth in Section 8.09(a) of the Credit Agreement is hereby amended by deleting the last row of the table containing the Period "October 31, 2002 and thereafter" and the Leverage Ratio "3.75 : 1.00" and substituting the following in its place:

               -----------------------------------------------------------------
               October 31, 2002 through                         4.60:1.00
               January 30, 2003
               -----------------------------------------------------------------
               January 31, 2003 and thereafter                  3.75:1.00
               -----------------------------------------------------------------

          (e) The table set forth in Section 8.14 is hereby deleted, and the following table inserted in its place:

               -----------------------------------------------------------------
                     Month                           Minimum Consolidated EBITDA
               -----------------------------------------------------------------
               May, 2002                                       $2,507,000
               -----------------------------------------------------------------
               June, 2002                                      $4,745,000
               -----------------------------------------------------------------
               July, 2002                                      $8,953,000
               -----------------------------------------------------------------
               August, 2002                                    $12,076,000
               -----------------------------------------------------------------
               September, 2002                                 $14,796,000
               -----------------------------------------------------------------
               October, 2002                                   $19,027,000
               -----------------------------------------------------------------
               November, 2002                                  $22,079,000
               -----------------------------------------------------------------
               December, 2002                                  $24,836,000
               -----------------------------------------------------------------

         For purposes of this Section 8.14, Consolidated EBITDA shall be calculated without giving effect to professional fees (including, without limitation, those of the Borrowers' Advisors) incurred in connection with the restructuring of the Obligations.

               (f) The following section is hereby inserted into the Credit Agreement at the end of Section 8:

                    8.15 Insider Notes. Workflow and its Subsidiaries shall not waive, amend, extend, renew, or otherwise modify the terms and conditions of the Insider Notes without the written consent of the Agent.

               (g) The provisions of Section 9.03(a) are hereby deleted in their entirety and the following substituted in their stead:

                    (a) default in the due performance or observance by it of any term, covenant or agreement contained in Section 7.01(f)(x), 7.01(j), 7.01(k), 7.11, 7.18, 7.19, 7.20, 7.21
                    or 8,

               (h) The following new section is hereby added after Section 9.11:

                    9.12 Business Consultants. The termination of engagement of the Borrowers' Advisors or the modification of the scope of their duties, in each case on or before January 15, 2003, without the prior written consent of the Required Lenders.

               (i) The following definition is inserted into Section 10 of the Credit Agreement after the definition of "Borrower" and before the definition of "Borrowing":

                    "Borrowers' Advisors" shall have the meaning set forth in
                    Section 7.19 hereof.

               (j) The following definition is inserted into Section 10 of the Credit Agreement after the definition of "Interest Rate Protection Agreement" and before the definition of "Investment":

                    "Insider Notes" means those certain promissory notes payable to Workflow or its Subsidiaries listed on Schedule 3.03(i) hereto.

               (k) Exhibit "A" attached to this letter agreement shall be inserted into the Credit Agreement as Schedule 3.03(i).

     3. Waiver Termination Date, etc. The foregoing waivers and amendments shall not apply to any other provision of the Credit Agreement, shall be limited precisely as written and shall terminate on the earlier to occur of the following (the "Waiver Termination Date"): (a) January 15, 2003, (b) the failure of the Borrowers to comply with the terms of this letter agreement, and (c) the occurrence of a Default or an Event of Default (other than the Specified Defaults or the Senior Leverage Defaults) under the Credit Agreement. From and after the Waiver Termination Date, the Specified Defaults and Senior Leverage Defaults shall be Events of Default for all purposes of the Credit Agreement and the other Credit Documents unless such Events of Default are waived in writing by the Required Lenders, or the Credit Agreement is amended to provide otherwise, in each case, effective on or prior to the Waiver Termination Date. The Agent and the Lenders expressly reserve all rights and remedies available to them from and after the Waiver Termination Date as a result of the Specified Defaults, the Senior Leverage Defaults, and as a result of any Defaults or Events of Default other than the Specified Defaults and the Senior Leverage Defaults.

     4. Condition to Effectiveness. The limited waivers and amendments set forth in this letter agreement shall become effective upon the satisfaction of the following conditions:

          (a) The Borrowers and the Guarantors shall have executed and delivered to the Agent account control agreements with Bank of America and Fleet National Bank in form and substance satisfactory to the Agent, with respect to each of the bank accounts maintained by the Borrowers and the Guarantors, and such agreements shall be in full force and effect.

          (b) The Agent and the Lenders shall have received a 13-week cash flow forecast for the Borrowers in form and substance reasonably satisfactory to the Agent and the Lenders.

          (c) All promissory notes payable to the Borrowers and their respective Subsidiaries, including the several promissory notes evidencing loans made to members of management and directors of Workflow and all intercompany promissory notes, shall have been delivered to the Agent as collateral security for the Obligations pursuant to the terms of the applicable Security Documents.

          (d) The Borrowers shall have paid all reasonable expenses of the Agent, the Agent's counsel and their respective professional advisors for which invoices have been issued as of the Closing Date.

          (e) The Agent shall have received a copy of this letter agreement, duly executed by each of the Borrowers, the Agent and the Required Lenders.

          (f) The Agent shall have received evidence of appropriate corporate or other entity approvals and other evidence of the enforceability of this letter agreement, in each case satisfactory to the Agent in form and substance (provided that the Agent shall not require legal opinions in connection with the same).

     5. Waiver Fee. The Borrowers shall pay a waiver fee (the "Waiver Fee") to the Agent for the pro-rata accounts of the Lenders in an amount of 0.15% of the sum of (i) the Total Revolving Commitment as of the Closing Date, and (ii) aggregate amount of Dollar Term Loans outstanding as of the Closing Date. The Waiver Fee shall be fully earned and non-refundable as of the Closing Date, and shall be paid to the Agent on or before the Waiver Termination Date.

     6. No Present Claims. The Borrowers and the Guarantors acknowledge and agree that, based upon the facts and circumstances existing as of the date hereof: (i) the Borrowers and Guarantors have no claim or cause of action against any of the Lenders or the Agent (or any of their directors, officers, employees, agents or affiliates); (ii) the Borrowers and the Guarantors have no offset right, counterclaim or defense of any kind against any of the Obligations, indebtedness or liabilities to the Lenders and the Agent; and (iii) each of the Lenders and the Agent has heretofore performed and satisfied in a timely manner all of its obligations to the Borrowers, and the Guarantors, if any. The Lenders and the Agent wish (and the Borrowers and Guarantors agree) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of their rights, interests, contracts, collateral security or remedies. Therefore, the Borrowers and the Guarantors unconditionally release, waive and forever discharge (a) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any of the Lenders or the Agent to the Borrowers and the Guarantors, except the obligations to be performed by the Lenders or the Agent hereafter as expressly stated in this Agreement and the other Credit Documents, and (b) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrowers and/or Guarantors might otherwise have against any of the Lenders or the Agent or any of their directors, officers, employees, agents or affiliates for their respective actions or omissions occurring prior to the date hereof, in either case (a) or
(b) above, on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof.

     7. Miscellaneous. No waiver herein granted or agreement herein made shall extend beyond the Limited Waiver Period, nor shall anything contained herein be deemed to imply any willingness of the Agent or the Lenders to agree to, or otherwise prejudice any rights of the Agent or the Lenders with respect to, any similar waivers, amendments or agreements that may be requested for any future period. This agreement shall constitute a "Credit Document". Except as specifically waived or amended hereby, each of the terms and conditions of the Credit Agreement and the other Credit Documents are hereby ratified and confirmed and shall remain in full force and effect. Nothing contained herein shall in any way prejudice, impair or effect any rights or remedies of the Lenders or the Agent under the Credit Agreement and the other Credit Documents.

     This letter agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

     THIS LETTER AGREEMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

     Please acknowledge your acceptance of the foregoing by executing and returning this letter agreement to the attention of Brian Valenti, Vice President, at Fleet National Bank, 100 Federal Street, Boston, Massachusetts 02110.

                                 Very truly yours,

                                 FLEET NATIONAL BANK, as Agent and as a Lender


                              By:         /s/ Fleet National Bank
                                 -----------------------------------------------
                                 Name:
                                 Title:

                                 BANK ONE, N.A.


                              By          /s/ Bank One, N.A.
                                 -----------------------------------------------
                                 Name:
                                 Title:

                                 COMERICA BANK


                              By          /s/ Comercia Bank
                                 -----------------------------------------------
                                 Name:
                                 Title:

                                 BANK OF AMERICA


                              By          /s/ Bank of America
                                 -----------------------------------------------
                                 Name:
                                 Title:

                                 UNION BANK OF CALIFORNIA, N.A.


                              By /s/ Union Bank of California, N.A.
                                 -----------------------------------------------
                                 Name:
                                 Title:

                                 NATIONAL CITY BANK

                              By   /s/ National City Bank
                                 -----------------------------------------------
                                 Name:
                                 Title:

                                 LASALLE BANK NATIONAL ASSOCIATION

                              By:  /s/ LaSalle Bank National Association
                                 -----------------------------------------------
                                 Name:
                                 Title:

                                 CHEVY CHASE BANK, F.S.B.

                              By   /s/ Chevy Chase Bank, F.S.B.
                                 -----------------------------------------------
                                 Name:
                                 Title:

ACCEPTED, AGREED AND ACKNOWLEDGED:

WORKFLOW MANAGEMENT, INC.

By       /s/ Michael L. Schmickle
   ---------------------------------------------------------
Name:    Michael L. Schmickle
Title:   Executive Vice President & Chief Financial Officer

DATA BUSINESS FORMS LIMITED

By       /s/ D.M. Odell
  ----------------------------------------
Name:    D.M. Odell
Title:   President


By       /s/ Paul O'Shea
  ----------------------------------------
Name:    Paul O'Shea
Title:   Secretary and Treasurer


IGETSMART.COM, INC.

By       /s/ Michael L. Schmickle
  ----------------------------------------
Name:    Michael L. Schmickle
Title:   Vice President


PSE DATA PRODUCTS, INC.


By       /s/ Michael L. Schmickle
  ----------------------------------------
Name:    Michael L. Schmickle
Title:   Vice President


DOCUMENT OPTIONS COMPANY


By       /s/ Michael L. Schmickle
  ----------------------------------------
Name:    Michael L. Schmickle
Title:   Vice President

WORKFLOW DIRECT, INC.


By       /s/ Michael L. Schmickle
  ------------------------------------------
Name:    Michael L. Schmickle
Title:   Vice President


SFI OF DELAWARE, LLC


By       /s/ Michael L. Schmickle
  ------------------------------------------
Name:    Michael L. Schmickle
Title:   Vice President


SFI OF ILLINOIS, INC.


By       /s/ Michael L. Schmickle
  ------------------------------------------
Name:    Michael L. Schmickle
Title:   Vice President


SFI OF PUERTO RICO, INC.


By       /s/ Michael L. Schmickle
  ------------------------------------------
Name:    Michael L. Schmickle
Title:   Vice President


WORKFLOW MANAGEMENT
ACQUISITION II CORP.


By       /s/ Michael L. Schmickle
  ------------------------------------------
Name:    Michael L. Schmickle
Title:   President


OEI PROPERTIES, INC.


By       /s/ Michael L. Schmickle
  ------------------------------------------
Name:    Michael L. Schmickle
Title:   Vice President

WFMI, INC.


By       /s/ Michael L. Schmickle
  ------------------------------------------
Name:    Michael L. Schmickle
Title:   President


WORKFLOW OF FLORIDA, INC.


By       /s/ Michael L. Schmickle
  ------------------------------------------
Name:    Michael L. Schmickle
Title:   President


DIRECTPRO LLC


By       /s/ Michael L. Schmickle
  ------------------------------------------
Name:    Michael L. Schmickle
Title:   Vice President


DIRECTPRO WEST, LLC


By       /s/ Michael L. Schmickle
  ------------------------------------------
Name:    Michael L. Schmickle
Title:   Vice President


UNITED ENVELOPE, LLC


By       /s/ Michael L. Schmickle
  ------------------------------------------
Name:    Michael L. Schmickle
Title:   Vice President


POCONO ENVELOPE CORP.


By       /s/ Michael L. Schmickle
  ------------------------------------------
Name:    Michael L. Schmickle
Title:   Vice President

WORKFLOW MANAGEMENT ACQUISITION
CORPORATION


By       /s/ James E. Hurley
   -----------------------------------------
Name:    James E. Hurley
Title:   Vice President


UNIVERSAL FOLDING BOX CO., INC.


By       /s/ Michael L. Schmickle
  ------------------------------------------
Name:    Michael L. Schmickle
Title:   Vice President


PREMIER GRAPHICS, INC.


By       /s/ Michael L. Schmickle
  ------------------------------------------
Name:    Michael L. Schmickle
Title:   Vice President


FREEDOM GRAPHIC SERVICES, INC.


By       /s/ Michael L. Schmickle
  ------------------------------------------
Name:    Michael L. Schmickle
Title:   Vice President


#809938

                                Schedule 3.03(i)

                            Schedule of Insider Notes

-----------------------------------------------------------------------------------------------------------------
        Name of                Date of            Face Amount of           Outstanding              Due Date
   Officer/Director        Promissory Note            Note              Principal Balance
                                                                           (Excluding
                                                                        Accrued Interest,
                                                                             If Any)
-----------------------  ----------------------------------------------------------------------------------------
Gus J. James, II           May 25, 2001           $200,000.00            $199,992.17            January 2, 2003
-----------------------------------------------------------------------------------------------------------------
F. Craig Wilson*           May 25, 2001           $200,000.00            $199,992.17            January 2, 2003
-----------------------------------------------------------------------------------------------------------------
Thomas A. Brown, Sr.*      May 25, 2001           $200,000.00            $199,992.17            January 2, 2003
-----------------------------------------------------------------------------------------------------------------
Peter J. Pakuris**         May 25, 2001           $200,000.00            $186,059.66            January 2, 2003
-----------------------------------------------------------------------------------------------------------------
Claudia S. Amlie**         May 25, 2001           $165,716.53            $165,716.53            February 1, 2003
-----------------------------------------------------------------------------------------------------------------
Claudia S. Amlie**         May 25, 2002           $299,951.37            $299,951.37            February 1, 2003
-----------------------------------------------------------------------------------------------------------------
Steve R. Gibson            May 25, 2001           $500,000.00            $414,322.10            January 2, 2003
-----------------------------------------------------------------------------------------------------------------
Steve R. Gibson            September 2, 2000      $400,000.00            $399,934.69            January 2, 2003
-----------------------------------------------------------------------------------------------------------------
Thomas B. D'Agostino, Jr.  May 25, 2001           $500,000.00            $414,322.10            January 2, 2003
-----------------------------------------------------------------------------------------------------------------
Thomas B. D'Agostino, Jr.  September 1, 2000      $50,000.00             $49,995.00             January 2, 2003
-----------------------------------------------------------------------------------------------------------------
Michael L. Schmickle       May 25, 2001           $200,000.00            $165,716.53            January 2, 2003
-----------------------------------------------------------------------------------------------------------------
Michael L. Schmickle       September 1, 2000      $20,000.00             $19,998.00             January 2, 2003
-----------------------------------------------------------------------------------------------------------------
Thomas B. D'Agostino, Sr.  May 25, 2001           $1,000,000.00          $828,662.79            January 2, 2003
-----------------------------------------------------------------------------------------------------------------
Thomas B. D'Agostino, Sr.  September 1, 2000      $1,000,000.00          $999,814.32            January 2, 2003
-----------------------------------------------------------------------------------------------------------------
John Conway**              September 1, 1999      $50,000.00             $49,995.00             August 31, 2000
-----------------------------------------------------------------------------------------------------------------
Richard M. Schlanger**     January 16, 2001       $53,359.90             $53,359.90             January 16, 2003
-----------------------------------------------------------------------------------------------------------------
Michael Mento              September 1, 2000      $20,000.00             $11,998.57             January 2, 2003
-----------------------------------------------------------------------------------------------------------------

*Member of the Special Committee
** Former Officer, Director or Employee